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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through May 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                         Pioneer Select
                         Mid Cap Growth Fund

--------------------------------------------------------------------------------
                         Semiannual Report | May 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PGOFX
                         Class C     GOFCX
                         Class K     PSMKX
                         Class R     PGRRX
                         Class Y     GROYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          27

Notes to Financial Statements                                                 36

Trustees, Officers and Service Providers                                      43

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
May 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 3

Portfolio Management Discussion | 5/31/16

In the following discussion, Ken Winston reviews the investment environment during the six-month period ended May 31, 2016, and discusses some of the factors that drove the Fund's performance during the period. Mr. Winston, a vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Shaji John, a vice president and a portfolio manager at Pioneer, and David Sobell, a vice president and portfolio manager at Pioneer (Mr. Sobell became a portfolio manager of the Fund on April 22, 2016).

Q    How did the Fund perform during the six-month period ended May 31, 2016?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned -1.80% at net asset value during the six-month period ended May 31, 2016, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned -0.14%. During the same six-month period, the average return of the 408 mutual funds in Lipper's Mid Cap Growth Funds category was -2.02%, and the average return of the 733 mutual funds in Morningstar's Mid Cap Growth Funds category was -1.99%.

Q How would you describe the investment environment for equities during the six-month period ended May 31, 2016?

A Both domestic stocks and energy prices experienced wide swings over the period, with each dropping sharply during the first few months and largely recouping their earlier losses by period's end.

     Within domestic equities, mid-cap stocks traced a similar pattern. The Fund's benchmark, the Russell Index, finished the six months in slightly negative territory (-0.14%), after overcoming considerable turbulence in the early months of the period. Elsewhere in the equity market, larger-cap stocks fared better than smaller-cap stocks during the period, while value outpaced growth.

     Over the six months, three broad factors unsettled market participants: the global effect of plummeting oil prices (including possible threats to billions of dollars in oil-backed loans); fears of a possible economic slowdown in China, which has been a rich market for exporting nations; and concerns about further interest-rate hikes on the part of the US Federal Reserve (the Fed), which raised rates in December 2015 and hinted that more increases were in the offing. As the period progressed, however, oil prices turned higher, economic reports from China were less dire than feared, and sluggishness in the US economy diluted the near-term probability of further Fed rate hikes.

4 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

     Stocks in higher-growth industries such as software and information technology (IT) services were especially weak in that uncertain environment, while the more defensive, stable, and higher-yielding sectors such as utilities and consumer staples attracted cautious investors. Sector-by-sector performance within the Russell Index reflected those trends, as the utilities, consumer staples, and energy sectors were strong, while the IT, health care, and consumer discretionary sectors lagged.

Q Which of your investment decisions had the most significant effects on the Fund's benchmark-relative performance, either from a positive or negative standpoint over the six-month period ended May 31, 2016?

A The main factor in the Fund's underperformance of the Russell Index during the period was adverse stock selection. In particular, our selections in the industrials and IT sectors dragged on benchmark-relative results. Within industrials, selection results in both the transportation and capital goods areas hurt benchmark-relative performance.

     Conversely, stock selection results were materially favorable for the Fund in health care and modestly positive in consumer staples. Within health care, stock selection was positive in both major groups: equipment and services, and pharmaceuticals/biotech & life sciences. The equipment and services group performed well during the period, while pharma/biotech & life sciences significantly underperformed due to concerns about drug pricing in the tense political environment, even though the Fund's holdings in that area aided benchmark-relative returns. Unfortunately, the contributions from portfolio positions in health care and consumer staples were not strong enough to offset the weakness against the benchmark in IT and industrials.

     With regard to sector allocation, which is the byproduct of our stock selection process, the Fund's benchmark-relative performance benefited from an overweight in the outperforming energy sector. However, an overweight in the weak-performing health care sector completely offset the benefits of the energy overweight.

Q Which individual portfolio positions had the greatest positive effects on the Fund's benchmark-relative performance during the six-month period ended May 31, 2016?

A Within health care, shares of Boston Scientific, a worldwide developer, manufacturer, and marketer of medical devices and products used for a broad range of interventional medical specialties, contributed to the Fund's benchmark-relative returns during the period. The company's minimally invasive devices are used in interventional cardiology, cardiac rhythm management, peripheral interventions, and a range of other specialized

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 5 applications. Boston Scientific has made a number of beneficial acquisitions and is now restructuring in an effort to reduce costs and broaden margins. In addition, the company's new products addressing atrial fibrillation and aortic valve problems show promise that we believe can drive sustained, long-term revenue growth.

     Also in health care, a position in biopharmaceutical innovator Medivation made a positive contribution to benchmark-relative performance. Medivation focuses on developing cancer therapies. The company's lead product is XTANDI, which has approval for the treatment of advanced prostate cancer. As a small company with a commercial prostate cancer therapy offering very large revenue potential, Medivation has attracted the attention of one would-be acquirer; however, management and the company's shareholders rejected the overture in the hope that richer offers might appear.

     In financial services, the Fund's shares of Nasdaq made a strong contribution to relative returns over the six-month period. The company operates a global stock exchange and provides a number of back-office services to financial companies. Nasdaq's lower costs and wide range of support services have helped build dominant market share among new issuers, while at the same time attracting established issuers from the New York Stock Exchange. Thanks to multiple revenue streams, reliance on trading volumes has shrunk to less than a third of the company's overall revenues, while non-transactional segments help shield it against cyclical swings. As a result, investors have rewarded Nasdaq's shares with a high valuation.

Q Which individual portfolio positions had the greatest negative effects on the Fund's benchmark-relative performance during the six-month period ended May 31, 2016?

A Within the IT sector, a sharp decline in shares of LinkedIn, a leading business networking and recruiting website within the social media realm of the internet, detracted from the Fund's benchmark-relative returns. Management's recent earnings forecasts fell below market expectations, triggering a dramatic decline in share value that we believe to be overdone. Despite its struggles, we retained the Fund's position in LinkedIn, and that move paid off in June, after period end, when the company agreed to be acquired by Microsoft, enabling the Fund to recoup all of its LinkedIn-related losses experienced during the six-month period ended May 31st. Also within IT, our emphasis on owning shares of software and services firms with, in our opinion, attractive long-term prospects hurt the Fund's relative results during a period driven by near-term concerns among market participants.

6 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

     In the industrials sector, the Fund's position in American Airlines was the worst performer relative to the Russell Index during the six-month period, as key metrics fell short of expectations amid intense competition in significant markets, like Dallas/Fort Worth. In addition, weak Latin American (LATAM) economies and the strong US dollar have diluted revenues in LATAM, an area where American has a large presence. We have retained the Fund's position, however, because we believe that investors are currently underestimating American's potential earnings power. Changes to the company's frequent flyer program should reduce the number of free flights awarded, and management's efforts to further segment economy-class fares to attract bargain-conscious travelers should help to increase passenger loads.

     While the Fund's stock selection results in health care were positive overall, one portfolio position in the sector - Endo International - underperformed and detracted from benchmark-relative returns. Endo is a maker of generic drugs and other pharmaceutical products. Our thesis behind purchasing the company's shares was that they appeared to offer good value and a favorable risk/reward ratio. However, the drug industry as a whole has come under severe pricing pressure; and, in Endo's case, poor business execution, weak sales of a key product, and financial stresses further weighed on the company's shares and led us to eliminate the holding from the portfolio.

Q Did the Fund have any exposure to derivatives during the six-month period ended May 31, 2016? If so, did the use of derivatives have a material effect on the Fund's performance?

A    No. The Fund had no exposure to derivatives during the six-month period.

Q    What is your investment outlook?

A Given the prospect of continued low interest rates, we still believe that domestic equities are more attractive than other assets such as global stocks and fixed-income securities. US stock prices are not cheap by historical measures; nevertheless, they appear reasonable given the investment alternatives. Upcoming US corporate earnings should compare very favorably with 2015's weak figures. Furthermore, recovering oil prices should benefit both energy companies and industrial firms providing energy infrastructure. The major pressure on earnings from the energy sector should begin to dissipate in the second half of 2016, because oil prices have rebounded and year-over-year earnings comparisons should become easier. Additionally, the recovery in crude prices could help to support the tentative improvement in manufacturing that we began to see in the first half of the calendar year. For example, the precipitous drop in the number of active US

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 7 rigs may be ending, as oil has moved sufficiently higher off its January 2016 lows to justify renewed production. Meanwhile, the US dollar's slackening strength should benefit firms with significant overseas sales.

     There are, however, important uncertainties. Although the Fed has signaled that rates will remain low, for now, Britain's possible exit from the European Union (now almost guaranteed), a contentious US presidential election, and geopolitical uneasiness could undercut investors' appetite for stocks.

     We believe investors will be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation, and that have exposure primarily to domestic markets -- positive features of the type of mid-cap equities that we favor holding in the Fund's portfolio.

Please refer to the Schedule of Investments on pages 19-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

8 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 9

Portfolio Summary | 5/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.2%
International Common Stocks                                                 5.9%
Depositary Receipts for International Stocks                                0.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     19.7%
Consumer Discretionary                                                     19.4%
Industrials                                                                16.9%
Health Care                                                                16.8%
Consumer Staples                                                            9.8%
Financials                                                                  8.8%
Materials                                                                   5.1%
Energy                                                                      2.7%
Telecommunication Services                                                  0.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1. Boston Scientific Corp.                                               2.01%
--------------------------------------------------------------------------------
  2. Dollar Tree, Inc.                                                     1.85
--------------------------------------------------------------------------------
  3. Charles River Laboratories International, Inc.                        1.77
--------------------------------------------------------------------------------
  4. Nasdaq, Inc.                                                          1.66
--------------------------------------------------------------------------------
  5. CoStar Group, Inc.                                                    1.65
--------------------------------------------------------------------------------
  6. Intercontinental Exchange, Inc.                                       1.65
--------------------------------------------------------------------------------
  7. Lam Research Corp.                                                    1.56
--------------------------------------------------------------------------------
  8. Jazz Pharmaceuticals Plc                                              1.51
--------------------------------------------------------------------------------
  9. Align Technology, Inc.                                                1.47
--------------------------------------------------------------------------------
 10. Dollar General Corp.                                                  1.44
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Prices and Distributions | 5/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         5/31/16                     11/30/15
--------------------------------------------------------------------------------
           A                            $34.37                       $35.00
--------------------------------------------------------------------------------
           C                            $26.48                       $27.07
--------------------------------------------------------------------------------
           K                            $34.57                       $35.13
--------------------------------------------------------------------------------
           R                            $33.43                       $34.11
--------------------------------------------------------------------------------
           Y                            $36.71                       $37.34
--------------------------------------------------------------------------------

Distributions per Share: 12/1/15-5/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net
                           Investment         Short-Term           Long-Term
         Class               Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A                  $--                 $--                 $--
--------------------------------------------------------------------------------
           C                  $--                 $--                 $--
--------------------------------------------------------------------------------
           K                  $--                 $--                 $--
--------------------------------------------------------------------------------
           R                  $--                 $--                 $--
--------------------------------------------------------------------------------
           Y                  $--                 $--                 $--
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 11

Performance Update | 5/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
             Net          Public       Russell
             Asset        Offering     Midcap
             Value        Price        Growth
Period       (NAV)        (POP)        Index
--------------------------------------------------------------------------------
10 Years      7.92%         7.28%       8.08%
5 Years       8.80          7.53        9.63
1 Year       -4.98        -10.45       -3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select Mid Cap       Russell Midcap
                    Growth Fund                  Growth Index
5/06                $ 9,425                      $10,000
5/07                $10,715                      $12,134
5/08                $11,572                      $12,038
5/09                $ 8,175                      $ 7,738
5/10                $ 9,948                      $10,070
5/11                $13,244                      $13,726
5/12                $12,486                      $12,860
5/13                $15,331                      $16,301
5/14                $18,767                      $19,679
5/15                $21,253                      $22,577
5/16                $20,194                      $21,741

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

12 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Performance Update | 5/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                                       Russell
                                       Midcap
             If           If           Growth
Period       Held         Redeemed     Index
--------------------------------------------------------------------------------
10 Years      7.06%        7.06%        8.08%
5 Years       7.85         7.85         9.63
1 Year       -5.73        -5.73        -3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select Mid Cap        Russell Midcap
                    Growth Fund                   Growth Index
5/06                $10,000                       $10,000
5/07                $11,342                       $12,134
5/08                $12,150                       $12,038
5/09                $ 8,521                       $ 7,738
5/10                $10,284                       $10,070
5/11                $13,562                       $13,726
5/12                $12,658                       $12,860
5/13                $15,400                       $16,301
5/14                $18,694                       $19,679
5/15                $20,992                       $22,577
5/16                $19,789                       $21,741

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class C shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 13

Performance Update | 5/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                          Net          Russell
                          Asset        Midcap
                          Value        Growth
Period                    (NAV)        Index
--------------------------------------------------------------------------------
10 Years                   7.98%        8.08%
5 Years                    8.92         9.63
1 Year                    -4.61        -3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select Mid Cap        Russell Midcap
                    Growth Fund                   Growth Index
5/06                $10,000                       $10,000
5/07                $11,368                       $12,134
5/08                $12,277                       $12,038
5/09                $ 8,673                       $ 7,738
5/10                $10,554                       $10,070
5/11                $14,051                       $13,726
5/12                $13,247                       $12,860
5/13                $16,265                       $16,301
5/14                $19,911                       $19,679
5/15                $22,583                       $22,577
5/16                $21,542                       $21,741

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class A shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

14 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Performance Update | 5/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                          Net          Russell
                          Asset        Midcap
                          Value        Growth
Period                    (NAV)        Index
--------------------------------------------------------------------------------
10 Years                   7.79%        8.08%
5 Years                    8.55         9.63
1 Year                    -5.34        -3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Select Mid Cap        Russell Midcap
                    Growth Fund                   Growth Index
5/06                $10,000                       $10,000
5/07                $11,368                       $12,134
5/08                $12,277                       $12,038
5/09                $ 8,673                       $ 7,738
5/10                $10,554                       $10,070
5/11                $14,051                       $13,726
5/12                $13,247                       $12,860
5/13                $16,265                       $16,301
5/14                $19,839                       $19,679
5/15                $22,375                       $22,577
5/16                $21,179                       $21,741

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance shown for Class R shares of the Fund for periods prior to May 15, 2009, is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and the higher distribution and service fees of Class R shares of the Fund (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 15

Performance Update | 5/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                          Net          Russell
                          Asset        Midcap
                          Value        Growth
Period                    (NAV)        Index
--------------------------------------------------------------------------------
10 Years                   8.27%        8.08%
5 Years                    9.17         9.63
1 Year                    -4.72        -3.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Select Mid Cap        Russell Midcap
                   Growth Fund                   Growth Index
5/06               $ 5,000,000                   $ 5,000,000
5/07               $ 5,688,870                   $ 6,067,169
5/08               $ 6,163,930                   $ 6,019,208
5/09               $ 4,362,549                   $ 3,868,869
5/10               $ 5,336,364                   $ 5,034,813
5/11               $ 7,137,744                   $ 6,863,067
5/12               $ 6,756,065                   $ 6,429,765
5/13               $ 8,330,979                   $ 8,150,466
5/14               $10,229,106                   $ 9,839,611
5/15               $11,617,632                   $11,288,437
5/16               $11,069,457                   $10,870,627

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund ("the predecessor fund") on June 7, 2013 ("the reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

The predecessor fund was established in connection with the reorganization of Regions Morgan Keegan Select Mid Cap Growth Fund into the predecessor fund on May 15, 2009. The performance of Class Y shares of the predecessor fund for periods prior to May 15, 2009, includes the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund. A different investment adviser served as the adviser of Regions Morgan Keegan Select Mid Cap Growth Fund.

16 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from December 1, 2015, through May 31, 2016.

----------------------------------------------------------------------------------------------------
Share Class                            A             C             K             R             Y
----------------------------------------------------------------------------------------------------
Beginning Account                  $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/15
----------------------------------------------------------------------------------------------------
Ending Account                     $  982.00     $  978.20     $  984.10     $  980.10     $  983.10
Value (after expenses)
on 5/31/16
----------------------------------------------------------------------------------------------------
Expenses Paid                      $    5.20     $    9.15     $    3.37     $    7.18     $    4.11
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.85%, 0.68%, 1.45% and 0.83% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 and (to reflect the one-half year period).

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2015, through May 31, 2016.

----------------------------------------------------------------------------------------------------
Share Class                            A             C             K             R             Y
----------------------------------------------------------------------------------------------------
Beginning Account                  $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/15
----------------------------------------------------------------------------------------------------
Ending Account                     $1,019.75     $1,015.75     $1,021.60     $1,017.75     $1,020.85
Value (after expenses)
on 5/31/16
----------------------------------------------------------------------------------------------------
Expenses Paid                      $    5.30     $    9.32     $    3.44     $    7.31     $    4.19
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.85%, 0.68%, 1.45% and 0.83% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 and (to reflect the one-half year period).

18 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Schedule of Investments | 5/31/16 (unaudited)

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                COMMON STOCKS -- 99.0%
                ENERGY -- 2.7%
                Oil & Gas Exploration & Production -- 2.4%
   435,082      Cabot Oil & Gas Corp.                                        $   10,428,916
    53,053      Cimarex Energy Co.                                                6,169,003
   107,003      Continental Resources, Inc.*                                      4,500,546
   344,077      Memorial Resource Development Corp.*                              5,436,417
   112,279      Newfield Exploration Co.*                                         4,577,615
                                                                             --------------
                                                                             $   31,112,497
-------------------------------------------------------------------------------------------
                Oil & Gas Storage & Transportation -- 0.3%
    94,986      Targa Resources Corp.                                        $    4,068,250
                                                                             --------------
                Total Energy                                                 $   35,180,747
-------------------------------------------------------------------------------------------
                MATERIALS -- 5.1%
                Specialty Chemicals -- 2.7%
    92,937      Albemarle Corp.                                              $    7,295,554
   234,538      Flotek Industries, Inc.*                                          2,758,167
    48,742      The Sherwin-Williams Co.                                         14,188,309
   127,740      WR Grace & Co.*                                                   9,917,734
                                                                             --------------
                                                                             $   34,159,764
-------------------------------------------------------------------------------------------
                Construction Materials -- 0.6%
    71,614      Vulcan Materials Co.                                         $    8,360,934
-------------------------------------------------------------------------------------------
                Metal & Glass Containers -- 0.9%
   162,586      Ball Corp.                                                   $   11,754,968
-------------------------------------------------------------------------------------------
                Paper Packaging -- 0.9%
    83,023      Avery Dennison Corp.                                         $    6,175,251
    76,896      Packaging Corp. of America                                        5,246,614
                                                                             --------------
                                                                             $   11,421,865
                                                                             --------------
                Total Materials                                              $   65,697,531
-------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 8.6%
                Aerospace & Defense -- 1.1%
   175,281      B/E Aerospace, Inc.*                                         $    8,350,387
    43,339      Raytheon Co.                                                      5,619,768
                                                                             --------------
                                                                             $   13,970,155
-------------------------------------------------------------------------------------------
                Building Products -- 1.7%
    97,892      AO Smith Corp.                                               $    8,056,512
    88,306      Fortune Brands Home & Security, Inc.                              5,180,913
    58,372      Lennox International, Inc.                                        8,017,394
                                                                             --------------
                                                                             $   21,254,819
-------------------------------------------------------------------------------------------
                Electrical Components & Equipment -- 0.8%
    38,944      Acuity Brands, Inc.                                          $   10,088,054
-------------------------------------------------------------------------------------------
                Industrial Conglomerates -- 0.5%
    37,558      Roper Technologies, Inc.                                     $    6,425,423
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 19

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                Construction & Farm Machinery & Heavy Trucks -- 0.6%
    70,097      WABCO Holdings, Inc.*                                        $    7,563,466
-------------------------------------------------------------------------------------------
                Industrial Machinery -- 2.3%
   275,771      Albany International Corp.                                   $   10,846,073
   104,715      Dover Corp.                                                       6,989,726
    50,413      Snap-on, Inc.                                                     8,157,832
    89,134      Xylem, Inc.                                                       3,980,724
                                                                             --------------
                                                                             $   29,974,355
-------------------------------------------------------------------------------------------
                Trading Companies & Distributors -- 1.6%
   177,496      MSC Industrial Direct Co., Inc.                              $   13,303,325
   110,577      United Rentals, Inc.*                                             7,703,900
                                                                             --------------
                                                                             $   21,007,225
                                                                             --------------
                Total Capital Goods                                          $  110,283,497
-------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 4.2%
                Environmental & Facilities Services -- 0.9%
   292,813      Covanta Holding Corp.*                                       $    4,881,193
    95,277      Waste Connections US, Inc.*                                       6,237,785
     9,468      Waste Connections, Inc.                                             299,283
                                                                             --------------
                                                                             $   11,418,261
-------------------------------------------------------------------------------------------
                Research & Consulting Services -- 3.3%
   107,727      Equifax, Inc.                                                $   13,544,516
    66,790      IHS, Inc.*                                                        8,210,495
    57,296      The Dun & Bradstreet Corp.                                        7,270,862
   163,804      Verisk Analytics, Inc.*                                          13,004,400
                                                                             --------------
                                                                             $   42,030,273
                                                                             --------------
                Total Commercial Services & Supplies                         $   53,448,534
-------------------------------------------------------------------------------------------
                TRANSPORTATION -- 4.0%
                Airlines -- 2.9%
   106,423      Alaska Air Group, Inc.                                       $    7,066,487
   467,039      American Airlines Group, Inc.                                    14,903,214
   353,253      Southwest Airlines Co.                                           15,006,187
                                                                             --------------
                                                                             $   36,975,888
-------------------------------------------------------------------------------------------
                Railroads -- 0.8%
    61,364      Kansas City Southern                                         $    5,712,988
    52,975      Norfolk Southern Corp.                                            4,453,078
                                                                             --------------
                                                                             $   10,166,066
-------------------------------------------------------------------------------------------
                Airport Services -- 0.3%
    64,459      Macquarie Infrastructure Corp.                               $    4,615,909
                                                                             --------------
                Total Transportation                                         $   51,757,863
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 0.6%
                Auto Parts & Equipment -- 0.6%
    66,918      Lear Corp.                                                   $    7,947,182
                                                                             --------------
                Total Automobiles & Components                               $    7,947,182
-------------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 2.8%
                Home Furnishings -- 0.8%
    50,334      Mohawk Industries, Inc.*                                     $    9,900,194
-------------------------------------------------------------------------------------------
                Housewares & Specialties -- 0.6%
   154,611      Newell Brands, Inc.                                          $    7,373,399
-------------------------------------------------------------------------------------------
                Apparel, Accessories & Luxury Goods -- 0.3%
    56,339      Under Armour, Inc.                                           $    1,970,175
    56,960      Under Armour, Inc.*                                               2,149,101
                                                                             --------------
                                                                             $    4,119,276
-------------------------------------------------------------------------------------------
                Footwear -- 0.6%
   253,166      Skechers U.S.A., Inc.*                                       $    7,891,184
-------------------------------------------------------------------------------------------
                Textiles -- 0.5%
   272,158      Kate Spade & Co.                                             $    5,949,374
                                                                             --------------
                Total Consumer Durables & Apparel                            $   35,233,427
-------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 5.1%
                Hotels, Resorts & Cruise Lines -- 0.7%
   205,570      Norwegian Cruise Line Holdings, Ltd.*                        $    9,540,504
-------------------------------------------------------------------------------------------
                Leisure Facilities -- 0.3%
   203,518      Planet Fitness, Inc.                                         $    3,634,831
-------------------------------------------------------------------------------------------
                Restaurants -- 3.6%
    43,938      Buffalo Wild Wings, Inc.*                                    $    6,388,146
    12,136      Chipotle Mexican Grill, Inc.*                                     5,363,627
   239,030      Dave & Buster's Entertainment, Inc.                               9,329,341
    90,886      Jack in the Box, Inc.*                                            7,743,487
    63,318      Panera Bread Co.*                                                13,876,140
    76,128      Texas Roadhouse, Inc.                                             3,411,296
                                                                             --------------
                                                                             $   46,112,037
-------------------------------------------------------------------------------------------
                Specialized Consumer Services -- 0.5%
   151,393      ServiceMaster Global Holdings, Inc.                          $    5,789,268
                                                                             --------------
                Total Consumer Services                                      $   65,076,640
-------------------------------------------------------------------------------------------
                MEDIA -- 0.7%
                Broadcasting -- 0.3%
    57,861      Scripps Networks Interactive, Inc.                           $    3,722,777
-------------------------------------------------------------------------------------------
                Cable & Satellite -- 0.4%
    88,112      Liberty Broadband Corp.                                      $    5,092,874
                                                                             --------------
                Total Media                                                  $    8,815,651
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 21

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                RETAILING -- 10.2%
                Distributors -- 0.8%
   306,201      LKQ Corp.*                                                   $   10,126,067
-------------------------------------------------------------------------------------------
                General Merchandise Stores -- 3.3%
   203,864      Dollar General Corp.*                                        $   18,327,374
   259,533      Dollar Tree, Inc.*                                               23,498,118
                                                                             --------------
                                                                             $   41,825,492
-------------------------------------------------------------------------------------------
                Apparel Retail -- 0.7%
   154,087      Ross Stores, Inc.                                            $    8,228,246
-------------------------------------------------------------------------------------------
                Home Improvement Retail -- 1.3%
   209,999      Lowe's Companies, Inc.                                       $   16,827,220
-------------------------------------------------------------------------------------------
                Specialty Stores -- 2.4%
   203,139      Sally Beauty Holdings, Inc.*                                 $    5,834,152
    23,458      Signet Jewelers, Ltd.                                             2,321,638
   135,399      Tractor Supply Co.*                                              13,011,844
    42,091      Ulta Salon Cosmetics & Fragrance, Inc.*                           9,807,624
                                                                             --------------
                                                                             $   30,975,258
-------------------------------------------------------------------------------------------
                Automotive Retail -- 1.7%
    69,209      Advance Auto Parts, Inc.                                     $   10,647,113
    43,802      O'Reilly Automotive, Inc.*                                       11,582,563
                                                                             --------------
                                                                             $   22,229,676
                                                                             --------------
                Total Retailing                                              $  130,211,959
-------------------------------------------------------------------------------------------
                FOOD & STAPLES RETAILING -- 1.0%
                Drug Retail -- 0.5%
   844,755      Rite Aid Corp.*                                              $    6,504,614
-------------------------------------------------------------------------------------------
                Food Retail -- 0.5%
   195,944      Whole Foods Market, Inc.                                     $    6,338,788
                                                                             --------------
                Total Food & Staples Retailing                               $   12,843,402
-------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 8.7%
                Brewers -- 1.2%
   151,869      Molson Coors Brewing Co. (Class B)                           $   15,062,367
-------------------------------------------------------------------------------------------
                Distillers & Vintners -- 1.3%
   111,043      Constellation Brands, Inc.*                                  $   17,006,235
-------------------------------------------------------------------------------------------
                Soft Drinks -- 1.1%
    91,546      Monster Beverage Corp.                                       $   13,731,900
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                Packaged Foods & Meats -- 5.1%
   426,102      Amplify Snack Brands, Inc.                                   $    5,560,631
   293,192      Blue Buffalo Pet Products, Inc.                                   7,576,081
   154,341      ConAgra Foods, Inc.                                               7,053,384
   105,081      Mead Johnson Nutrition Co.                                        8,646,065
   121,866      The Hain Celestial Group, Inc.*                                   6,025,055
    55,343      The Hershey Co.                                                   5,138,598
    47,706      The JM Smucker Co.                                                6,161,230
   148,496      The WhiteWave Foods Co.*                                          6,630,346
   207,632      Tyson Foods, Inc.                                                13,242,769
                                                                             --------------
                                                                             $   66,034,159
                                                                             --------------
                Total Food, Beverage & Tobacco                               $  111,834,661
-------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 8.9%
                Health Care Equipment -- 3.5%
 1,124,968      Boston Scientific Corp.*                                     $   25,548,019
   137,363      Edwards Lifesciences Corp.*                                      13,530,256
   259,987      LDR Holding Corp.*                                                5,467,527
                                                                             --------------
                                                                             $   44,545,802
-------------------------------------------------------------------------------------------
                Health Care Supplies -- 2.1%
   237,569      Align Technology, Inc.*                                      $   18,727,564
   660,256      Endologix, Inc.*                                                  8,365,444
                                                                             --------------
                                                                             $   27,093,008
-------------------------------------------------------------------------------------------
                Health Care Distributors -- 0.9%
   157,047      Cardinal Health, Inc.                                        $   12,398,861
-------------------------------------------------------------------------------------------
                Health Care Services -- 1.4%
    48,480      Amedisys, Inc.*                                              $    2,466,178
   221,925      MEDNAX, Inc.*                                                    15,190,766
                                                                             --------------
                                                                             $   17,656,944
-------------------------------------------------------------------------------------------
                Managed Health Care -- 1.0%
   125,961      WellCare Health Plans, Inc.*                                 $   12,774,965
                                                                             --------------
                Total Health Care Equipment & Services                       $  114,469,580
-------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 7.8%
                Biotechnology -- 4.5%
   181,358      Alder Biopharmaceuticals, Inc.                               $    5,453,435
   342,478      Alkermes Plc*                                                    15,894,404
   275,427      Medivation, Inc.*                                                16,652,316
   159,555      Neurocrine Biosciences, Inc.*                                     7,921,906
    58,630      Ophthotech Corp.                                                  3,148,431
    82,767      Prothena Corp Plc*                                                4,017,510
   108,487      TESARO, Inc.*                                                     5,022,948
                                                                             --------------
                                                                             $   58,110,950
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 23

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                Pharmaceuticals -- 1.5%
   126,690      Jazz Pharmaceuticals Plc*                                    $   19,201,136
-------------------------------------------------------------------------------------------
                Life Sciences Tools & Services -- 1.8%
   262,175      Charles River Laboratories International, Inc.*              $   22,528,698
                                                                             --------------
                Total Pharmaceuticals, Biotechnology & Life Sciences         $   99,840,784
-------------------------------------------------------------------------------------------
                BANKS -- 0.9%
                Regional Banks -- 0.9%
   192,693      BankUnited, Inc.*                                            $    6,378,138
    40,844      Signature Bank*                                                   5,513,940
                                                                             --------------
                                                                             $   11,892,078
                                                                             --------------
                Total Banks                                                  $   11,892,078
-------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 6.7%
                Specialized Finance -- 3.9%
    77,293      Intercontinental Exchange, Inc.                              $   20,955,678
   320,105      Nasdaq, Inc.                                                     21,130,131
    71,161      S&P Global, Inc.                                                  7,956,511
                                                                             --------------
                                                                             $   50,042,320
-------------------------------------------------------------------------------------------
                Asset Management & Custody Banks -- 2.8%
    46,416      Affiliated Managers Group, Inc.*                             $    8,054,104
   229,414      Oaktree Capital Group LLC                                        10,511,749
   347,762      SEI Investments Co.                                              17,888,877
                                                                             --------------
                                                                             $   36,454,730
                                                                             --------------
                Total Diversified Financials                                 $   86,497,050
-------------------------------------------------------------------------------------------
                INSURANCE -- 0.6%
                Insurance Brokers -- 0.6%
    60,338      Willis Towers Watson Plc                                     $    7,724,471
                                                                             --------------
                Total Insurance                                              $    7,724,471
-------------------------------------------------------------------------------------------
                REAL ESTATE -- 0.5%
                Health Care REIT -- 0.5%
    98,267      Ventas, Inc.                                                 $    6,518,050
                                                                             --------------
                Total Real Estate                                            $    6,518,050
-------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 12.7%
                Internet Software & Services -- 3.2%
   101,484      CoStar Group, Inc.*                                          $   20,965,580
   108,813      LinkedIn Corp.*                                                  14,852,974
    30,671      NetEase, Inc. (A.D.R.)                                            5,454,531
                                                                             --------------
                                                                             $   41,273,085
-------------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 0.5%
    67,963      Gartner, Inc.*                                               $    6,906,400
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                Data Processing & Outsourced Services -- 3.5%
   174,539      Fidelity National Information Services, Inc.                 $   12,963,012
    85,639      MasterCard, Inc.                                                  8,212,780
   282,776      Sabre Corp.                                                       7,965,800
   180,656      Total System Services, Inc.                                       9,701,227
   124,435      Vantiv, Inc.*                                                     6,690,870
                                                                             --------------
                                                                             $   45,533,689
-------------------------------------------------------------------------------------------
                Application Software -- 3.7%
   131,224      Blackbaud, Inc.                                              $    8,223,808
   119,659      Intuit, Inc.                                                     12,762,829
   220,178      Qlik Technologies, Inc.*                                          6,319,109
    50,537      SS&C Technologies Holdings, Inc.*                                 3,112,574
    45,134      The Ultimate Software Group, Inc.*                                9,229,000
   316,304      Zendesk, Inc.                                                     7,746,285
                                                                             --------------
                                                                             $   47,393,605
-------------------------------------------------------------------------------------------
                Systems Software -- 1.0%
    87,969      Red Hat, Inc.*                                               $    6,814,079
    81,012      ServiceNow, Inc.*                                                 5,802,890
                                                                             --------------
                                                                             $   12,616,969
-------------------------------------------------------------------------------------------
                Home Entertainment Software -- 0.8%
   125,824      Electronic Arts, Inc.*                                       $    9,656,992
                                                                             --------------
                Total Software & Services                                    $  163,380,740
-------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                Communications Equipment -- 0.8%
    78,336      Harris Corp.                                                 $    6,170,527
    32,734      Palo Alto Networks, Inc.*                                         4,270,478
                                                                             --------------
                                                                             $   10,441,005
-------------------------------------------------------------------------------------------
                Electronic Equipment Manufacturers -- 0.3%
   223,737      Fitbit, Inc.                                                 $    3,172,591
                                                                             --------------
                Total Technology Hardware & Equipment                        $   13,613,596
-------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.7%
                Semiconductor Equipment -- 1.5%
   239,802      Lam Research Corp.*                                          $   19,858,004
-------------------------------------------------------------------------------------------
                Semiconductors -- 4.2%
   148,203      Analog Devices, Inc.                                         $    8,669,876
    99,252      Broadcom, Ltd.                                                   15,320,539
   216,324      Integrated Device Technology, Inc.*                               5,051,165
   160,824      MACOM Technology Solutions Holdings, Inc.*                        5,789,664
   495,212      Marvell Technology Group, Ltd.                                    5,066,019
    57,221      NXP Semiconductors NV*                                            5,406,812
   110,002      Silicon Motion Technology Corp. (A.D.R.)                          4,889,589
    67,286      Xilinx, Inc.                                                      3,188,684
                                                                             --------------
                                                                             $   53,382,348
                                                                             --------------
                Total Semiconductors & Semiconductor Equipment               $   73,240,352
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 25

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 0.3%
                Integrated Telecommunication Services -- 0.3%
    42,133      SBA Communications Corp.*                                    $    4,188,020
                                                                             --------------
                Total Telecommunication Services                             $    4,188,020
-------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,058,714,768)                                        $1,269,695,815
-------------------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 99.0%
                (Cost $1,058,714,768) (a)                                    $1,269,695,815
-------------------------------------------------------------------------------------------
                OTHER ASSETS & LIABILITIES -- 1.0%                           $   13,365,058
-------------------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                                   $1,283,060,873
===========================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At May 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,065,961,110 was as follows:

           Aggregate gross unrealized appreciation for all investments in
             which there is an excess of value over tax cost                    $223,666,410
           Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                     (19,931,705)
                                                                                ------------
           Net unrealized appreciation                                          $203,734,705
                                                                                ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2016, aggregated $625,713,703 and $613,565,625, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of May 31, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------
                        Level 1                Level 2        Level 3     Total
----------------------------------------------------------------------------------------
Common Stocks           $1,269,695,815         $--            $--         $1,269,695,815
----------------------------------------------------------------------------------------
Total                   $1,269,695,815         $--            $--         $1,269,695,815
========================================================================================

During the six months ended May 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Statement of Assets and Liabilities | 5/31/16 (unaudited)

ASSETS:
  Investment in securities (cost $1,058,714,768)                     $1,269,695,815
  Cash                                                                   13,599,596
  Foreign currencies, at value (cost $7,102)                                  6,132
  Receivables --
     Investment securities sold                                          13,635,847
     Fund shares sold                                                       702,770
     Dividends                                                              853,174
  Other assets                                                              242,817
------------------------------------------------------------------------------------
         Total assets                                                $1,298,736,151
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $   14,060,440
     Fund shares repurchased                                              1,190,272
     Trustee fees                                                             7,741
  Due to affiliates                                                         155,626
  Accrued expenses                                                          261,199
------------------------------------------------------------------------------------
         Total liabilities                                           $   15,675,278
====================================================================================
NET ASSETS:
  Paid-in capital                                                    $1,090,446,321
  Distributions in excess of net investment income                         (780,601)
  Accumulated net realized loss on investments                          (17,584,923)
  Net unrealized appreciation on investments                            210,981,047
  Net unrealized depreciation on assets and liabilities denominated
     in foreign currencies                                                     (971)
------------------------------------------------------------------------------------
          Total net assets                                           $1,283,060,873
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $960,928,701/27,962,414 shares)                  $        34.37
  Class C (based on $60,895,011/2,300,094 shares)                    $        26.48
  Class K (based on $11,999,660/347,161 shares)                      $        34.57
  Class R (based on $35,245,200/1,054,454 shares)                    $        33.43
  Class Y (based on $213,992,301/5,830,055 shares)                   $        36.71
MAXIMUM OFFERING PRICE:
  Class A ($34.37 (divided by) 94.25%)                               $        36.46
====================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 27

Statement of Operations (unaudited)

For the Six Months Ended 5/31/16

INVESTMENT INCOME:
  Dividends                                                           $5,663,794
  Interest                                                                11,010
----------------------------------------------------------------------------------------------------
         Total investment income                                                       $  5,674,804
====================================================================================================
EXPENSES:
  Management fees                                                     $3,728,417
  Transfer agent fees
     Class A                                                             158,477
     Class C                                                               5,354
     Class K                                                                 427
     Class R                                                               1,772
     Class Y                                                               7,736
  Distribution fees
     Class A                                                           1,161,668
     Class C                                                             310,742
     Class R                                                              73,936
  Shareholder communication expense                                      682,391
  Administrative expense                                                 262,103
  Custodian fees                                                          11,950
  Registration fees                                                       43,292
  Professional fees                                                       35,972
  Fees and expenses of nonaffiliated Trustees                             26,655
  Miscellaneous                                                           31,025
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  6,541,917
----------------------------------------------------------------------------------------------------
         Net investment loss                                                           $   (867,113)
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OTHER ASSETS AND LIABILITIES DENOMINATED IN
FOREIGN CURRENCIES:
  Net realized loss on investments                                                     $(30,085,907)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                      $5,255,902
     Other assets and liabilities denominated in
         foreign currencies                                                  118       $  5,256,020
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and other assets and
     liabilities denominated in foreign currencies                                     $(24,829,887)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                 $(25,697,000)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  5/31/16            Year Ended
                                                                  (unaudited)        11/30/15
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                               $       (867,113)  $   (5,306,554)
Net realized gain (loss) on investments                                (30,085,907)     119,183,442
Change in net unrealized appreciation (depreciation)
  on investments and other assets and liabilities
  denominated in foreign currencies                                      5,256,020      (77,793,568)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                          $    (25,697,000)  $   36,083,320
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.00 and $3.07 per share, respectively)               $             --   $  (81,626,928)
  Class C ($0.00 and $3.07 per share, respectively)                             --       (7,091,958)
  Class K ($0.00 and $3.07 per share, respectively)*                            --       (1,045,650)
  Class R ($0.00 and $3.07 per share, respectively)                             --       (2,148,998)
  Class Y ($0.00 and $3.07 per share, respectively)                             --      (15,795,373)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $             --   $ (107,708,907)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $     95,376,077   $  308,134,769
Reinvestment of distributions                                                   --      100,174,867
Cost of shares repurchased                                            (110,534,669)    (218,086,820)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
         Fund share transactions                                  $    (15,158,592)  $  190,222,816
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                        $    (40,855,592)  $  118,597,229
NET ASSETS:
Beginning of period                                                  1,323,916,465    1,205,319,236
----------------------------------------------------------------------------------------------------
End of period                                                     $  1,283,060,873   $1,323,916,465
----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $       (780,601)  $       86,512
====================================================================================================

*    Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 29

Statements of Changes in Net Assets (unaudited)

------------------------------------------------------------------------------------------------
                                    Six Months    Six Months
                                    Ended         Ended
                                    5/31/16       5/31/16           Year Ended    Year Ended
                                    Shares        Amount            11/30/15      11/30/15
                                    (unaudited)   (unaudited)       Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                            844,043    $  27,880,758      2,717,054    $ 104,158,345
Reinvestment of distributions               --               --      2,247,111       78,491,691
Less shares repurchased             (1,737,678)     (56,784,196)    (3,625,779)    (138,649,309)
------------------------------------------------------------------------------------------------
     Net increase (decrease)          (893,635)   $ (28,903,438)     1,338,386    $  44,000,727
================================================================================================
Class C
Shares sold                            206,528    $   5,293,984        618,699    $  18,642,407
Reinvestment of distributions               --               --        199,093        5,379,535
Less shares repurchased               (474,606)     (12,001,819)      (690,602)     (21,004,606)
------------------------------------------------------------------------------------------------
     Net increase (decrease)          (268,078)   $  (6,707,835)       127,190    $   3,017,336
================================================================================================
Class K*
Shares sold                             31,873    $   1,007,803        355,837    $  13,432,643
Reinvestment of distributions               --               --             --               --
Less shares repurchased                (25,481)        (848,711)       (15,068)        (595,906)
------------------------------------------------------------------------------------------------
     Net increase                        6,392    $     159,092        340,769    $  12,836,737
================================================================================================
Class R
Shares sold                            426,284    $  13,515,344        484,689    $  17,926,712
Reinvestment of distributions               --               --         31,407        1,069,416
Less shares repurchased               (133,228)      (4,244,386)      (157,835)      (5,837,388)
------------------------------------------------------------------------------------------------
     Net increase                      293,056    $   9,270,958        358,261    $  13,158,740
================================================================================================
Class Y
Shares sold                          1,358,988    $  47,678,188      3,786,728    $ 153,974,662
Reinvestment of distributions               --               --        408,753       15,234,225
Less shares repurchased             (1,058,382)     (36,655,557)    (1,294,740)     (51,999,611)
------------------------------------------------------------------------------------------------
     Net increase                      300,606    $  11,022,631      2,900,741    $ 117,209,276
================================================================================================

*    Class K shares commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended         Year           Year         Year         Year          Year
                                                   5/31/16       Ended          Ended        Ended        Ended         Ended
                                                   (unaudited)   11/30/15       11/30/14     11/30/13 (a) 11/30/12 (a)  11/30/11 (a)
------------------------------------------------------------------------------------------------------------------------------------

Class A
Net asset value, beginning of period               $  35.00      $    36.92     $    37.55   $  31.75     $  29.64      $  28.02
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $  (0.02)(b)  $    (0.15)(b) $    (0.17)  $  (0.14)    $  (0.18)     $  (0.15)
   Net realized and unrealized gain (loss)
     on investments                                   (0.61)           1.30           5.16      11.11         2.29          1.77
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $  (0.63)     $     1.15     $     4.99   $  10.97     $   2.11      $   1.62
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                               $     --      $    (3.07)    $    (5.62)  $  (5.17)    $     --      $     --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $     --      $    (3.07)    $    (5.62)  $  (5.17)    $     --      $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $  (0.63)     $    (1.92)    $    (0.63)  $   5.80     $   2.11      $   1.62
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  34.37      $    35.00     $    36.92   $  37.55     $  31.75      $  29.64
====================================================================================================================================
Total return*                                         (1.80)%(c)       3.13%(d)      13.30%     36.96%        7.11%(e)      5.79%(f)
Ratio of net expenses to average net assets            1.05%**         1.06%          1.09%      1.12%        1.16%         1.15%
Ratio of net investment income (loss) to average
   net assets                                         (0.13)%**       (0.40)%        (0.48)%    (0.56)%      (0.54)%       (0.44)%
Portfolio turnover rate                                  99%**           91%           105%       100%          86%           81%
Net assets, end of period (in thousands)           $960,929      $1,009,964     $1,016,065   $946,725     $335,702      $362,504
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended May 31, 2016, the total return would have been (1.83)%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.10%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.02%.

(f) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 5.61%.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 31

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended          Year         Year       Year         Year          Year
                                                      5/31/16        Ended        Ended      Ended        Ended         Ended
                                                      (unaudited)    11/30/15     11/30/14   11/30/13(a)  11/30/12 (a)  11/30/11 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  27.07       $ 29.47      $ 31.23    $ 27.15      $  25.60      $  24.43
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $  (0.12)(b)   $ (0.37)(b)  $ (0.34)   $ (0.24)     $  (0.44)     $  (0.38)
   Net realized and unrealized gain (loss)
     on investments                                      (0.47)         1.04         4.20       9.27          1.99          1.55
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  (0.59)      $  0.67      $  3.86    $  9.03      $   1.55      $   1.17
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                                  $     --       $ (3.07)     $ (5.62)   $ (4.95)     $     --      $     --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $     --       $ (3.07)     $ (5.62)   $ (4.95)     $     --      $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $  (0.59)      $ (2.40)     $ (1.76)   $  4.08      $   1.55      $   1.17
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  26.48       $ 27.07      $ 29.47    $ 31.23      $  27.15      $  25.60
====================================================================================================================================
Total return*                                            (2.18)%(c)     2.29%(d)    12.37%     35.76%         6.05%(e)      4.80%(f)
Ratio of net expenses to average net assets               1.85%**       1.87%        1.91%      1.97%         2.16%         2.07%
Ratio of net investment income (loss) to average
   net assets                                            (0.93)%**     (1.20)%      (1.30)%    (1.43)%       (1.54)%       (1.37)%
Portfolio turnover rate                                     99%**         91%         105%       100%           86%           81%
Net assets, end of period (in thousands)              $ 60,895       $69,528      $71,942    $66,069      $ 12,761      $ 13,090
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended May 31, 2016, the total return would have been (2.22)%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.25%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 5.97%.

(f) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 4.67%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             5/31/16           12/31/14
                                                             (unaudited)       to 11/30/15
---------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $     35.13       $ 37.00
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $      0.04(a)    $  0.01(a)
  Net realized and unrealized gain (loss) on investments           (0.60)         1.19
---------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     (0.56)      $  1.20
---------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net realized gain                                          $        --       $ (3.07)
---------------------------------------------------------------------------------------------
Total distributions                                          $        --       $ (3.07)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     (0.56)      $ (1.87)
---------------------------------------------------------------------------------------------
Net asset value, end of period                               $     34.57       $ 35.13
=============================================================================================
Total return*                                                      (1.59)%(c)     3.25%***(b)
Ratio of net expenses to average net assets                         0.68%**       0.67%**
Ratio of net investment income (loss) to average net assets         0.24%**       0.03%**
Portfolio turnover rate                                               99%**         91%
Net assets, end of period (in thousands)                     $    12,000       $11,973
=============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.23%.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended May 31, 2016, the total return would have been (1.62)%.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 33

-----------------------------------------------------------------------------------------------
                                             Six Months
                                             Ended          Year         Year
                                             5/31/16        Ended        Ended      6/7/2013 (a)
                                             (unaudited)    11/30/15     11/30/14   to 11/30/13
-----------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period         $  34.11       $ 36.19      $ 37.05    $ 33.86
-----------------------------------------------------------------------------------------------
Increase (decrease) from
   investment operations:
   Net investment income (loss)              $  (0.08)(b)   $ (0.29)(b)  $ (0.23)   $ (0.17)
   Net realized and unrealized gain
      (loss) on investments                     (0.60)         1.28         4.99       5.12
-----------------------------------------------------------------------------------------------
Net increase (decrease) from
   investment operations                     $  (0.68)      $  0.99      $  4.76    $  4.95
-----------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                         $     --       $ (3.07)     $ (5.62)   $ (1.76)
-----------------------------------------------------------------------------------------------
Total distributions                          $     --       $ (3.07)     $ (5.62)   $ (1.76)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value   $  (0.68)      $ (2.08)     $ (0.86)   $  3.19
-----------------------------------------------------------------------------------------------
Net asset value, end of period               $  33.43       $ 34.11      $ 36.19    $ 37.05
===============================================================================================
Total return*                                   (1.99)%(c)     2.75%(d)    12.85%     14.62%***
Ratio of net expenses to average net assets      1.45%**       1.45%        1.49%      1.52%**
Ratio of net investment income (loss)
   to average net assets                        (0.53)%**     (0.77)%      (0.87)%    (1.00)%**
Portfolio turnover rate                            99%**         91%         105%       100%
Net assets, end of period (in thousands)     $ 35,245       $25,973      $14,591    $ 9,746
===============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) Financial reporting for Class R shares commenced on June 7, 2013. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended May 31, 2016, the total return would have been (2.02)%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 2.72%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended           Year         Year       Year         Year          Year
                                                   5/31/16         Ended        Ended      Ended        Ended         Ended
                                                   (unaudited)     11/30/15     11/30/14   11/30/13 (a) 11/30/12 (a)  11/30/11 (a)
------------------------------------------------------------------------------------------------------------------------------------

Class Y
Net asset value, beginning of period               $   37.34       $  39.08     $  39.32   $  32.95     $   30.63     $   28.84
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $    0.02(b)    $  (0.04)(b) $  (0.03)  $  (0.06)    $   (0.04)    $   (0.00)(c)
   Net realized and unrealized gain (loss)
      on investments                                   (0.65)          1.37         5.41      11.63          2.36          1.79
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $   (0.63)      $   1.33     $   5.38   $  11.57     $    2.32     $    1.79
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net realized gain                               $      --       $  (3.07)    $  (5.62)  $  (5.20)    $      --     $      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $      --       $  (3.07)    $  (5.62)  $  (5.20)    $      --     $      --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $   (0.63)      $  (1.74)    $  (0.24)  $   6.37     $    2.32     $    1.79
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   36.71       $  37.34     $  39.08   $  39.32     $   32.95     $   30.63
====================================================================================================================================
Total return*                                          (1.69)%(d)      3.42%(e)    13.69%     37.40%         7.60%(f)      6.20%(g)
Ratio of net expenses to average net assets             0.83%**        0.77%        0.76%      0.76%         0.73%         0.71%
Ratio of net investment income (loss) to average
   net assets                                           0.10%**       (0.09)%      (0.16)%    (0.18)%       (0.11)%       (0.00)%(h)
Portfolio turnover rate                                   99%**          91%         105%       100%           86%           81%
Net assets, end of period (in thousands)           $ 213,992       $206,479     $102,721   $118,651     $ 102,042     $  83,460
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized

(a) The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013, have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund. See Notes to Financial Statements -- Note 1.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c)  Rounds to less than $0.01 or $(0.01) per share.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the six months ended May 31, 2016, the total return would have been (1.71)%.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2015, the total return would have been 3.39%.

(f) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 7.52%.

(g) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 6.08%.

(h)  Amount rounds to less than 0.01% or (0.01)%.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 35

Notes to Financial Statements | 5/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust II (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 31, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

36 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 37

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended November 30, 2015 was as follows:

    ----------------------------------------------------------------------------
                                                                            2015
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary Income                                                 $         --
    Long-term capital gain                                           107,708,907
    ----------------------------------------------------------------------------
         Total                                                      $107,708,907
    ============================================================================

38 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term gain                                  $ 19,833,838
      Net unrealized appreciation                                    198,477,714
     ---------------------------------------------------------------------------
           Total                                                    $218,311,552
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships and other holdings.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $32,233 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 39

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the six months ended May 31, 2016, the effective management fee was equivalent to 0.61% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $109,880 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2016, such out-of-pocket expenses by class of shares were as follows:

40 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $446,155
 Class C                                                                  51,592
 Class K                                                                      19
 Class R                                                                  39,340
 Class Y                                                                 145,285
--------------------------------------------------------------------------------
  Total                                                                 $682,391
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,746 in distribution fees payable to PFD at May 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC).

A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2016, CDSCs in the amount of $2,140 were paid to PFD.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 41

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2016, the Fund had no borrowings under the credit facility.

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

42 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

             Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16 43

                         This page for your notes.

44 Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address             ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 23253-07-0716

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2016

* Print the name and title of each signing officer under his or her signature.